EXHIBIT 10.32

AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT

AMENDMENT NO. 1 dated as of November 5, 2003 (this “Amendment”), amending the PLEDGE AND SECURITY AGREEMENT dated as of June 6, 2002 (the “Pledge Agreement”) made by each of the undersigned pledgors (the “Pledgors”), in favor of Deutsche Bank Trust Company Americas, as Collateral Agent, for the benefit of the Secured Creditors. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Pledge Agreement.

RECITALS

WHEREAS, the Pledgors and the Collateral Agent have entered into the Pledge Agreement;

WHEREAS, the U.S. Borrower has requested certain amendments to the Pledge Agreement; and

WHEREAS, the Required Lenders and the Collateral Agent are willing, on the terms and subject to the conditions set forth below, to amend certain provisions of the Pledge Agreement;

NOW, THEREFORE, the undersigned agree as follows:

ARTICLE I.

AMENDMENTS TO PLEDGE AGREEMENT

SECTION 1.1. Effective on the Amendment No. 1 Effective Date (as such term is defined in Section 2.1), the Pledge Agreement is hereby modified in accordance with this Article I.

SECTION 1.2. The sixth WHEREAS clause in the recitals of the Pledge Agreement is hereby amended by replacing such clause in its entirety with the following clause:

“WHEREAS, the U.S. Borrower has prior to the date hereof issued (A) $5,922,000 9 3/8% Debentures due June 2007, (B) $6,873,000 10% Series L Senior Notes due May 2012, and (C) pursuant to the Indenture, dated as of August 5, 1998, among the U.S. Borrower, the guarantors and subsidiary guarantors named therein and Marine Midland Bank, as trustee (the “Senior Note Indenture”) (i) $500,000,000 7- 7/8% Series A Senior Notes due August 2005, (ii) $1,200,000,000 7- 7/8% Series B Senior Notes due August 2008, (iii) $500,000,000 8.45% Series C Senior Notes due December 2008, (iv) $300,000,000 8- 3/8% Series E Senior Notes due February 2006, (v) $250,000,000 9- 1/4% Series G Senior Notes due 2007, and (vi) $450,000,000 9- 1/2% Series I Senior Notes due January 2007 (each of the issuances described in subclauses (A), (B) and (C) above, collectively, together with any other issue of senior notes pursuant to the Senior Note Indenture not in violation of Section 11.02 of the Credit Agreement (including, without limitation, the issuance of (i) $725,000,000

7- 1/8% Series J Senior Notes due November 2013, and (ii) $725,000,000 7- 1/8% Series K Senior Notes due November 2013), the “Senior Notes”) (with the holders from time to time of such Senior Notes being herein called the “Senior Noteholders”);”

SECTION 1.3. Section 1(b) of the Pledge Agreement is hereby amended by deleting the phrase “Senior Notes” in clause (iii) thereof and substituting in lieu thereof the phrase “Senior Note Obligations”.

ARTICLE II.

CONDITIONS TO EFFECTIVENESS

SECTION 2.1. Conditions. This Amendment shall be and become effective on the date (the “Amendment No. 1 Effective Date”) when all of the following shall have occurred:

(a) the Collateral Agent shall have received counterparts of this Amendment, duly executed by and delivered on behalf of the Pledgors; and

(b) the Collateral Agent shall have received the written consent of the Required Lenders, which consent shall be evidenced by the due execution and delivery by the Required Lenders of a counterpart to this Agreement.

ARTICLE III.

MISCELLANEOUS

SECTION 3.1. Certification. Pursuant to Section 20 of the Pledge Agreement, the U.S. Borrower hereby certifies that the amendments set forth in this Agreement are permitted by the terms of the Secured Debt Agreements.

SECTION 3.2. Full Force and Effect; Limited Amendment and Waiver. Except as expressly modified hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Pledge Agreement shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly amended or waived herein and shall not be deemed to be an amendment to, consent to, waiver of or modification of any other term or provision of the Pledge Agreement.

SECTION 3.3. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 3.4. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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SECTION 3.5. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

SECTION 3.6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 3.7. Severability. Any provision of this Amendment held to be invalid, illegal, ineffective or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, ineffectiveness or unenforceability without affecting the validity, legality, effectiveness and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 3.8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS).

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

THE PLEDGORS SET FORTH ON SCHEDULE 1 HERETO

By:	/s/ John A. Carnella
Name: John A. Carnella Title: Senior Vice President of Host Marriott Corporation and Vice President of the other signatories listed on Schedule 1

[Amendment No. 1 to Pledge Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

By:	/s/ Linda Wang
Name: Linda Wang
Title: Vice President

[Amendment No. 1 to Pledge Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Lisa J. Butler
Name: Lisa J. Butler
Title: Principal

[Amendment No. 1 to Pledge Agreement]

CITICORP REAL ESTATE, INC.

By:	/s/ Michael S. Cheipak
Name: Michael S. Cheipak
Title: Vice President

[Amendment No. 1 to Pledge Agreement]

CREDIT LYONNAIS NEW YORK BRANCH

By:	/s/ Jan Hazelton
Name: Jan Hazelton
Title: Vice President

[Amendment No. 1 to Pledge Agreement]

THE BANK OF NOVA SCOTIA

By:	/s/ Kate Pigott
Name: Kate Pigott
Title: Director

[Amendment No. 1 to Pledge Agreement]

FLEET NATIONAL BANK

By:	/s/ C.A. Ejauga
Name: C.A. Ejauga
Title: Director

[Amendment No. 1 to Pledge Agreement]

THE INTERNATIONAL COMMERCIAL BANK OF CHINA, NEW YORK AGENCY

By:	/s/ Wen-Hui Wang
Name: Wen-Hui Wang
Title: VP & Deputy General manager

[Amendment No. 1 to Pledge Agreement]

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Stephanie Vallillo
Name: Stephanie Vallillo
Title: Vice President

[Amendment No. 1 to Pledge Agreement]

UBS AG, STAMFORD BRANCH

By:	/s/ Wilfred V. Saint
Name: Wilfred V. Saint
Title: Associate Director-Banking Products Services US

By:	/s/ Barbara Ezell-McMichael
Name: Barbara Ezell-McMichael
Title: Associate Director-Banking Products Services US

[Amendment No. 1 to Pledge Agreement]

BANK LEUMI USA

By:	/s/ Charles C. D’Amiro
Name: /s/ Charles C. D’Amiro
Title: Vice President

[Amendment No. 1 to Pledge Agreement]

Schedule 1

PLEDGORS

HOST MARRIOTT, L.P.
By:	HOST MARRIOTT CORPORATION,
its General Partner
HMC CAPITAL LLC
HMC CAPITAL RESOURCES LLC
HMC MEXPARK LLC
HMC RETIREMENT PROPERTIES, L.P.
By:	DURBIN LLC,
its General Partner
HMC PALM DESERT LLC
HOST LA JOLLA LLC
HMC AMELIA I LLC
HMC AMELIA II LLC
HMC PLP LLC
HMC OLS I LLC
HMC OLS I L.P.,
By:	HMC OLS I LLC,
its General Partner
CITY CENTER INTERSTATE PARTNERSHIP LLC
AIRPORT HOTELS LLC
HOST OF HOUSTON, LTD.
By:	AIRPORT HOTELS LLC,
its General Partner
HMC SUITES LLC
PM FINANCIAL LLC
HOST PARK RIDGE LLC
PRM LLC
HMH RIVERS LLC